Subsequent events	9 Months Ended
Sep. 30, 2019
Subsequent events
Subsequent events

18. Subsequent events

On November 14, 2019, the Partnership paid a distribution with respect to the quarter ended September 30, 2019 of $0.44 per common unit. The total amount of the distribution was $15.0 million.

On November 15, 2019, the Partnership paid a distribution of $3.6 million, or $0.546875 per Series A preferred unit, for the period commencing on August 15, 2019 to November 14, 2019.

In October 2019, the Partnership entered into a sales agreement with the Agent for a new at-the-market program and terminated the sales agreement under its prior ATM program. Under the terms of the new sales agreement, the Partnership may offer and sell up to $120 million aggregate offering number of common units and Series A preferred units, from time to time, through the Agent, acting as an agent for the Partnership. Sales of such units may be made in negotiated transactions or transactions that are deemed to be "at the market" offerings, including sales made directly on the New York Stock Exchange or through a market marker other than on an exchange.

For the period from October 1, 2019 to November 18, 2019, the Partnership sold an aggregate of 325,469 Series A preferred units under its prior and existing ATM programs at an average gross sales price of $27.02 per unit and received net proceeds, after sales commissions, of $8.6 million.